Exhibit 99.1

News Release

Media Contact: Mark Goldman 612.851.7802 news@valspar.com	Investor Contact: Tyler Treat 612.851.7358 ttreat@valspar.com

Valspar Announces New Chief Financial and Administrative Officer

MINNEAPOLIS – March 4, 2013 – The Valspar Corporation (NYSE: VAL) announced today that James L. Muehlbauer has been named Executive Vice President, Chief Financial and Administrative Officer, effective March 11, 2013. Muehlbauer, 51, will replace Lori A. Walker who will retire in April.

Muehlbauer has over 25 years of experience in senior leadership roles in finance and operations. Prior to joining Valspar, Muehlbauer was EVP and Chief Financial Officer of Best Buy Company, Inc. Muehlbauer also held leadership positions at The Pillsbury Company and PriceWaterhouseCoopers. In addition to his proven financial leadership, Muehlbauer brings significant executive experience in global business and consumer brands.

As Chief Financial and Administrative Officer, Muehlbauer will be responsible for all aspects of global finance, strategic planning, corporate development, information technology and communications.

“We’re pleased to have such a strong leader join our company,” said Gary E. Hendrickson, Chairman and Chief Executive Officer. “Jim’s expertise in growing large global enterprises and his hands-on business experience in retail and consumer brands make him an excellent addition to our management team. Jim will play a significant role at Valspar as we pursue long term strategic growth opportunities.”

Commenting on his appointment, Muehlbauer said, “This is a very exciting time to be joining Valspar. Gary and his leadership team have successfully transformed Valspar into a growing global company with a portfolio of world-class brands, products and customers. I’m energized by the opportunity to help Valspar achieve industry leadership and reach its strategic plans of driving profitable growth and growing returns for shareholders.”

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About The Valspar Corporation

The Valspar Corporation (NYSE: VAL) is a global leader in the paint and coatings industry. Since 1806, Valspar has been dedicated to bringing customers the latest innovations, the finest quality and the best customer service in the coatings industry. For more information, visit www.valsparglobal.com.

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FORWARD-LOOKING STATEMENTS

Certain statements contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in this report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are based on management’s current expectations, estimates, assumptions and beliefs about future events, conditions and financial performance. Forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside our control and could cause actual results to differ materially from such statements. Any statement that is not historical in nature is a forward-looking statement. We may identify forward-looking statements with words and phrases such as “expects,” “projects,” “estimates,” “anticipates,” “believes,” “could,” “may,” “will,” “plans to,” “intend,” “should” and similar expressions.  These risks, uncertainties and other factors include, but are not limited to, deterioration in general economic conditions, both domestic and international, that may adversely affect our business; fluctuations in availability and prices of raw materials, including raw material shortages and other supply chain disruptions, and the inability to pass along or delays in passing along raw material cost increases to our customers; dependence of internal sales and earnings growth on business cycles affecting our customers and growth in the domestic and international coatings industry; market share loss to, and pricing or margin pressure from, larger competitors with greater financial resources; significant indebtedness that restricts the use of cash flow from operations for acquisitions and other investments; dependence on acquisitions for growth, and risks related to future acquisitions, including adverse changes in the results of acquired businesses, the assumption of unforeseen liabilities and disruptions resulting from the integration of acquisitions; risks and uncertainties associated with operations and achievement of profitable growth in developing markets, including Asia and Central and South America; loss of business with key customers; damage to our reputation and business resulting from product claims or recalls, litigation, customer perception and other matters; our ability to respond to technology changes and to protect our technology; changes in governmental regulation, including more stringent environmental, health and safety regulations; our reliance on the efforts of vendors, government agencies, utilities and other third parties to achieve adequate compliance and avoid disruption of our business; unusual weather conditions adversely affecting sales; changes in accounting policies and standards and taxation requirements such as new tax laws or revised tax law interpretations; the nature, cost and outcome of pending and future litigation and other legal proceedings; and civil unrest and the outbreak of war and other significant national and international events. We undertake no obligation to subsequently revise any forward-looking statement to reflect new information, events or circumstances after the date of such statement, except as required by law.